SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant   [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11( c) or sec. 240.14a-12

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND

                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND

                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                                  SIT BOND FUND
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transactions applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and the identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount previously paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND

                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND

                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                                  SIT BOND FUND
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND

                             4600 Wells Fargo Center
                          Minneapolis, Minnesota 55402

                      ------------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 24, 2000

                      ------------------------------------

                               September 15, 2000

Dear Shareholders:

         Notice is hereby given that the joint annual meeting of the shareholders of Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"), Sit Mid Cap Growth Fund, Inc. ("Mid Cap Fund"), Sit Small Cap Growth Fund ("Small Cap Fund"), Sit Balanced Fund ("Balanced Fund"), Sit Science and Technology Growth Fund ("Science and Technology Fund"), Sit International Growth Fund ("International Fund") and Sit Developing Markets Growth Fund ("Developing Markets Fund"), (collectively the "Stock" Funds), Sit Money Market Fund, Inc. ("Money Market Fund"), Sit U.S. Government Securities Fund, Inc. ("U.S. Government Fund"), Sit Bond Fund ("Bond Fund"), Sit Tax-Free Income Fund ("Tax-Free Income Fund"), and Sit Minnesota Tax-Free Income Fund ("Minnesota Fund"), (collectively the "Bond" Funds), (the Stock and Bond Funds, collectively, the "Funds") will be held at 1:45 P.M. (MINNEAPOLIS TIME) ON TUESDAY, OCTOBER 24, 2000 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota, for the following purposes:

1.   To re-elect the Board of Directors for each Fund;

2. To ratify or reject the Board's selection of KPMG LLP to serve as each Fund's independent auditor for the fiscal years ending March 31, 2001 or June 30, 2001; and

3.   To transact such other business as may properly come before the meeting.

     Shareholders of record on August 25, 2000 are the only persons entitled to notice of and to vote at the meeting. We hope you can attend. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY MATERIAL. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the accompanying Proxy Statement.


                                       By Order of the Board of Directors,

                                       /s/ Eugene C. Sit
                                       Eugene C. Sit
                                       Chairman

                                 PROXY STATEMENT

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND

                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND

                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                                  SIT BOND FUND
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND

                             4600 Wells Fargo Center
                          Minneapolis, Minnesota 55402

             JOINT ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 24, 2000

     The enclosed Proxy is solicited by the Boards of Directors of Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"), Sit Mid Cap Growth Fund, Inc. ("Mid Cap Fund"), Sit Small Cap Growth Fund ("Small Cap Fund"), Sit Balanced Fund ("Balanced Fund"), Sit Science and Technology Growth Fund ("Science and Technology Fund"), Sit International Growth Fund ("International Fund") and Sit Developing Markets Growth Fund ("Developing Markets Fund"), (collectively the "Stock" Funds), Sit Money Market Fund, Inc. ("Money Market Fund"), Sit U.S. Government Securities Fund, Inc. ("U.S. Government Fund"), Sit Bond Fund ("Bond Fund"), Sit Tax-Free Income Fund ("Tax-Free Income Fund"), and Sit Minnesota Tax-Free Income Fund ("Minnesota Fund"), (collectively the "Bond" Funds), (the Stock and Bond Funds, collectively, the "Funds"), in connection with the joint annual meeting of shareholders of the Funds to be held at 1:45 p.m. (Minneapolis time) on Tuesday, October 24, 2000 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of the Joint Annual Meeting of Shareholders and this Proxy Statement, will be paid by the Funds, and such mailing will take place on approximately September 15, 2000. Representatives of the Funds may, without cost to the Funds, solicit Proxies for the management of the Funds by means of mail, telephone or personal calls.

     The Sit Mutual Funds are comprised of six corporate issuers of either one series or multiple series. Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., Sit U.S. Government Securities Fund, Inc., and Sit Money Market Fund, Inc. are issuers of one series (collectively, the "Non-Series Funds"). Sit Mutual Funds, Inc. is the corporate issuer of the International Fund, Balanced Fund, Developing Markets Fund, Small Cap Fund, and Science and Technology Fund; and Sit Mutual Funds II, Inc. is the corporate issuer of the Tax-Free Income Fund, Minnesota Fund and Bond Fund, (collectively, the "Series Funds").

     Each shareholder is entitled to one vote for each share held. A majority of the shares outstanding of each Non-Series Fund must be present in person or by proxy to achieve a quorum and 10% of the shares outstanding of each Series Fund must be present in person or by proxy to achieve a quorum. Shareholders of the Series Funds vote together as shareholders of the corporate issuer. Provided a quorum is represented, approval of proposals 1 and 2 requires the affirmative vote of more than 50% of shares of each Fund represented at the meeting. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.

     A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Funds, or at the meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the applicable Fund's Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified on all proposals other than the election of directors. Abstentions and votes withheld with respect to the election of directors will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the item on which the abstention is noted, and will have the same effect as a vote "against" such item. Under the Rules of the New York Stock Exchange, if a proposal is considered "non-discretionary," then brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall not be counted as present for purposes of calculating the vote with respect to such proposal. So far as the Board of Directors is aware, no matter other than those described in this Proxy Statement will be acted upon at the meeting. Should other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to act upon such matters according to their best judgment.

     In the event that sufficient Proxy votes in favor of the proposals set forth in the Notice of Joint Annual Meeting of Shareholders are not received by October 24, 2000, the persons named as proxies may propose one or more adjournments of the meeting with respect to one or more of the Funds to permit further solicitation of Proxies. With respect to any Fund, an adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as proxies will vote in favor of such adjournments with respect to any of said proposals if the proxies are instructed, by more than a majority of the shares represented in person or by proxy, to vote "for" the proposal(s) for which the adjournment is being proposed. The persons named as proxies will vote against such adjournment if they are instructed (by a majority of the shares represented in person or by proxy) to vote "against" the proposal(s) for which the adjournment is being proposed.

     Only shareholders of record on August 25, 2000 may vote at the meeting or any adjournment thereof. As of August 25, 2000, the Funds had the following number of issued and outstanding common shares, the only class of securities of each Fund:

Large Cap Fund   2,888,942   Science and Technology Fund    1,491,052   U.S. Government Fund  13,605,431
Mid Cap Fund    24,272,290   International Fund             7,149,599   Bond Fund              1,347,968
Small Cap Fund   5,673,251   Developing Markets Fund        1,149,092   Tax-Free Income Fund  55,650,133
Balanced Fund    1,138,006   Money Market Fund            177,137,380   Minnesota Fund        17,244,809

                                 SHARE OWNERSHIP

     Except as set forth below, no person or entity, to the knowledge of Fund management, beneficially owned more than 5% of the outstanding shares of any Fund as of August 25, 2000. The following table sets forth certain share ownership information (including the number of shares owned and the percentage of total outstanding shares of the Funds such shares represented) with respect to directors of the Funds, all officers and directors as a group, and persons and entities known by the Funds to beneficially own more than 5% of any of the Fund's outstanding shares as of August 25, 2000:

                                                         NUMBER OF SHARES BENEFICIALLY OWNED
                                 ------------------------------------------------------------------------------------
                                       LARGE CAP             MID CAP               SMALL CAP            BALANCED
                                          FUND                 FUND                  FUND                 FUND
                                 ------------------------------------------------------------------------------------
BENEFICIAL OWNERS
DIRECTORS:                               #        %            #        %            #         %          #        %
----------
   Eugene C. Sit                    48,516     1.68      913,309     3.76      270,002      4.76      1,377      (a)
   William E. Frenzel               10,383      (a)       13,749      (a)        9,777       (a)          0        -
   John E. Hulse                    14,494      (a)       49,292      (a)       12,766       (a)          0        -
   Sidney L. Jones                   2,111      (a)        6,951      (a)        2,195       (a)          0        -
   Peter L. Mitchelson               3,451      (a)       25,420      (a)       13,024       (a)          0        -
   Donald W. Phillips                    0        -       10,477      (a)       14,724       (a)          0        -
ALL OFFICERS/DIRECTORS:             92,495     3.20    1,373,066     5.66      448,618      7.91      1,905      (a)
-----------------------
SIT INVESTMENT ASSOCIATES,
--------------------------
   INC. & AFFILIATES:              510,138    17.66    2,947,515    12.14      619,323     10.92    147,014    12.92
   ------------------

   (a) Less than 1%

OTHER 5% SHAREHOLDERS:
---------------------
Charles Schwab & Co.               277,595     9.61    2,678,645    11.04    1,749,784     30.84    218,594    19.21
Special Custody Acct
101 Montgomery Street
San Francisco, CA

National Financial Services
 Corp.                                                                         608,657     10.73    128,675    11.31
FBO Customers
P.O. Box 3980
New York, NY

                                                         NUMBER OF SHARES BENEFICIALLY OWNED
                                 ------------------------------------------------------------------------------------
                                     SCIENCE AND         INTERNATIONAL           DEVELOPING          MONEY MARKET
                                   TECHNOLOGY FUND           FUND               MARKETS FUND              FUND
                                 ------------------------------------------------------------------------------------
BENEFICIAL OWNERS
DIRECTORS:                               #        %          #         %             #        %            #       %
----------
   Eugene C. Sit                    36,107     2.42    202,694      2.84        12,585     1.10       17,136     (a)
   Michael C. Brilley                  n/a        -        n/a         -           n/a        -        2,149     (a)
   William E. Frenzel               11,559      (a)     17,937       (a)         1,050      (a)            0       -
   John E. Hulse                    14,518      (a)     19,185       (a)             0        -        1,060     (a)
   Sidney L. Jones                       0        -          0         -             0        -       18,876     (a)
   Peter L. Mitchelson                   0        -      8,013       (a)             0        -            0       -
   Donald W. Phillips                    0        -      7,438       (a)             0        -            0       -
ALL OFFICERS/DIRECTORS:             80,714     5.41    329,082      4.60        16,092     1.40       98,060     (a)
-----------------------
SIT INVESTMENT ASSOCIATES,
--------------------------
   INC. & AFFILIATES:              205,392    13.77  1,135,926     15.89       170,485    14.84  114,178,039   64.46
   ------------------

   (a) Less than 1%

OTHER 5% SHAREHOLDERS:
----------------------
Charles Schwab & Co.                                   654,037      9.15       431,626    37.56
Special Custody Acct
101 Montgomery Street
San Francisco, CA

J. Paul Getty Retirement Plan                          359,530      5.03
Northern Trust Co., Trustee
P.O. Box 92956
Chicago, IL

National Financial Services
 Corp.                                                                          83,480     7.26
FBO Customers
P.O. Box 3908
New York, NY

Metropolitan Sports Facilities                                                                    11,957,775    6.75
Commission
900 South 5th Street
Minneapolis, MN

State Street Corporation                             1,259,644     17.62
FBO Northrup Grumman Corp.
1840 Century Park East
Los Angeles, CA

                                                         NUMBER OF SHARES BENEFICIALLY OWNED
                                 ------------------------------------------------------------------------------------
                                      GOVERNMENT             BOND                 TAX-FREE             MINNESOTA
                                         FUND                FUND                   FUND                 FUND
                                 ------------------------------------------------------------------------------------
BENEFICIAL OWNERS
DIRECTORS:                               #        %          #         %             #        %            #       %
----------
   Eugene C. Sit                    14,035      (a)      9,572       (a)       338,844      (a)      174,700    1.01
   Michael C. Brilley                    0        -          0         -         1,900      (a)          722     (a)
   William E. Frenzel                    0        -          0         -       139,199      (a)            0       -
   John E. Hulse                         0        -          0         -             0        -            0       -
   Sidney L. Jones                       0        -          0         -             0        -            0       -
   Peter L. Mitchelson                   0        -          0         -        37,524      (a)      116,029     (a)
   Donald W. Phillips                    0        -          0         -         1,207      (a)            0       -
ALL OFFICERS/DIRECTORS:             23,924      (a)      9,572       (a)       560,065     1.01      363,033    2.11
-----------------------
SIT INVESTMENT ASSOCIATES,
--------------------------
   INC. & AFFILIATES:              538,151     3.96    135,736     10.07       988,777     1.78      304,744    1.77
   ------------------

   (a) Less than 1%

OTHER 5% SHAREHOLDERS:
----------------------
Charles Schwab & Co.             4,940,133    36.31    113,936      8.45    16,134,892    28.99    2,047,355   11.87
Special Custody Acct
101 Montgomery Street
San Francisco, CA

National Financial Services
 Corp.                           1,524,133    11.20                          8,940,816    16.07
FBO Customers
P.O. Box 3908

Thomas Alan Nelson &                                                                                 864,984    5.02
Patricia Anne Nelson JTWROS
4434 Victoria Street North
Shoreview, MN

S. Walter Richey                                       107,829      8.00
Northern Trust Customer IRA
P.O. Box 353
Amery, WI

Norwest Bank MN                                        371,109     27.53
FBO Victor C. Wallestad
Foundation, P.O. Box 1533
Minneapolis, MN

Frank R. Zimmerman                                      92,203      6.84
Northern Trust Customer IRA
4291 Maitland Road
Acme, MI

                           ANNUAL REPORTS OF THE FUNDS

     The combined Annual Report of the Bond Funds, containing financial statements for the fiscal year ended March 31, 2000 was mailed to shareholders of the Bond Funds on approximately May 28, 2000. The combined Annual Report of the Stock Funds, containing financial statements for the fiscal year ended June 30, 2000 was mailed to shareholders of the Stock Funds on approximately August 25, 2000. If you have not received a report for your Fund or would like to receive another copy, please contact the Funds at 800-332-5580 or 612-334-5888 and one will be sent, without charge, by first class mail, within three business days.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     It is intended that the enclosed Proxies will be voted for the election of the persons named below as directors for the applicable Funds, or in the case of the Series Funds, the applicable corporation, unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a Fund Director will be until the next regular or special meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Pertinent information regarding each nominee is set forth below.

NAME (AGE) AND                     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
BUSINESS ADDRESS                   (IN ADDITION TO SERVING AS A DIRECTOR OF THE FUNDS)
----------------                   ---------------------------------------------------
DIRECTORS OF ALL FUNDS
----------------------
Eugene C. Sit, CFA (62) *          Chairman, CEO and CIO of Sit Investment Associates, Inc., (the "Adviser");
4600 Wells Fargo Center            Chairman, CEO and CIO of Sit/Kim International Investment Associates, Inc. (the
90 S. 7th Street                   "Sub-Adviser"); Chairman of the Sit Mutual Funds and Director of SIA Securities
Minneapolis, MN 55402              Corp. (the "Distributor").

William E. Frenzel (72) *          Advisory Director of the Adviser; Director of the Sub-Adviser; Senior Visiting
6310 Stoneham Lane                 Scholar at The Brookings Institution; Former senior member of Congress and a
McLean, VA 22101                   ranking member on the House Ways and Means Committee and Vice Chairman of
                                   the House Budget Committee.

John E. Hulse (67)                 Trustee, Pacific Gas & Electric Nuclear Decommissioning Trust.  Director, Vice
4303 Quail Run Lane                Chairman and CFO at Pacific Telesis Group until June 1992.
Danville, CA 64506

Sidney L. Jones (66)               Visiting Professor at Carleton College; Former Professor of Finance, University of
8505 Parliament Drive              Michigan; Former Assistant Secretary for Economic Policy, United States
Potomac, MD 20854                  Department of the Treasury.

Peter L. Mitchelson, CFA (59) *    President and Director of the Adviser; Executive Vice President & Director
4600 Wells Fargo Center            of Sub-Adviser; Vice Chairman of the Sit Mutual Funds; Director of the
90 S. 7th Street                   Distributor.
Minneapolis, MN 55402

Donald W. Phillips (52)            President of Phillips Capital Management; President of Forstmann-Leff
10 S. Wacker Drive, Suite 2960     International, Inc. from 1977 until May 2000; Executive Vice President and
Chicago, IL 60606                  Director of Equity Financial and Management Company until 1997; Chairman of
                                   Equity Institutional Investors, Inc. until 1997.

DIRECTOR OF BOND FUNDS ONLY:
----------------------------
Michael C. Brilley (55) *          Senior Vice President of the Sit Bond Funds; Senior Vice President and Senior
4600 Wells Fargo Center            Fixed Income Officer of the Adviser.
90 S. 7th Street
Minneapolis, MN 55402

DIRECTOR EMERITUS (not standing for election)
---------------------------------------------
Melvin C. Bahle (79)               Financial consultant; Director and/or Officer of several companies, foundations
#1 Muirfield Lane                  and religious organizations.
St. Louis, MO 63141

* Directors who are "interested persons" of the Funds, as defined under the Investment Company Act of 1940, as amended. Each of said individuals are interested persons because they are officers and/or shareholders, and in certain instances, directors, of the Adviser and/or certain affiliates thereof.

     Mr. Phillips has been a director of the Large Cap Fund, Mid Cap Fund, U.S. Government Fund, Tax-Free Income Fund, and Money Market Fund since 1990, the International Fund since 1993, and since inception for all other Funds. Mr. Frenzel has been a director of the Small Cap Fund, Balanced Fund, Developing Markets Fund, International Fund, Bond Fund, and Minnesota Fund since inception and since 1992 for all other Funds. Dr. Jones was a director of the Mid Cap Fund, Large Cap Fund, U.S. Government Fund, Tax-Free Income Fund, and Money Market Fund from October, 1988 to July, 1989, and effective January 20, 1993 was reappointed to each Board, and has been a director of all other Funds since inception. Mr. Hulse has been a director of each Fund since July 28, 1995. All other directors have been directors since the inception of each applicable Fund.

     None of the persons named as nominees are directors of reporting companies except for the Funds. "Reporting companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

     The Funds do not have standing audit or nominating committees of the Board of Directors, or committees performing similar functions. There were four joint meetings of the Funds' Boards of Directors during their fiscal years ended March 31, 2000 for the Bond Funds and June 30, 2000 for the Stock Funds. All of the nominees attended all meetings. The following table sets forth the aggregate compensation received by each Director for services provided to each Fund during the most recently ended fiscal year of each Fund, as well as the total compensation received by each Director for services provided to the thirteen funds of the Sit Mutual Funds during such periods. Directors who are officers of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                                Aggregate            Pension or
                            Compensation For     Retirement Benefits         Estimated               Total
                            Services Rendered      Accrued As Part        Annual Benefits      Compensation From
       Director               to Each Fund        of Fund Expenses        Upon Retirement         Fund Complex
       ------------         ----------------    --------------------    -------------------    -----------------
       John E. Hulse             $1,694                 None                    None                $22,019
       William E. Frenzel         1,694                 None                    None                 22,019
       Sidney L. Jones            1,694                 None                    None                 22,019
       Donald W. Phillips         1,694                 None                    None                 22,019

     Pursuant to the advisory agreement with each Fund, the Adviser pays all of the Funds' expenses including the compensation and expenses of the Directors (but excluding extraordinary expenses, interest, brokerage commissions, and other transaction charges relating to investing activities).

     By completing the Proxy, you give the proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee, you may do so by making an "X" in the box marked "FOR", and by striking a line through such nominee's name on the Proxy, as further explained on the Proxy itself.

     All of the nominees have agreed to serve as Directors. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a Director.

     EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE PERSONS NAMED ABOVE AS DIRECTORS.


                                   PROPOSAL 2
                RATIFICATION OR REJECTION OF INDEPENDENT AUDITOR

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent auditors selected by a majority of the directors of the investment company who are not interested persons of the investment company. The 1940 Act requires that such selection be submitted for ratification or rejection by the shareholders at their next meeting following such selection.

     At a meeting held on August 1, 2000, the directors of the Funds selected KPMG LLP to be each Fund's independent auditor for the fiscal year ending March 31, 2001 for the Bond Funds and June 30, 2001 for the Stock Funds. Such firm has served as each Fund's independent auditor since each such Fund's inception. KPMG LLP has no material direct or indirect financial interest in any of the Funds, other than the receipt of fees for services to the Funds.

     Representatives of KPMG LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make statements to shareholders if they so desire, and are expected to be available to respond to any questions which may arise at the meeting.

     By completing the Proxy, you give the proxy the right to vote for the ratification of the selection of KPMG LLP as each Bond Fund's independent auditor for the fiscal year ending March 31, 2001 and each Stock Fund's independent auditor for the fiscal year ending June 30, 2001.

     EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS EACH FUND'S INDEPENDENT AUDITOR.


EXECUTIVE OFFICERS OF THE FUNDS
       Information about each executive officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No executive officer receives any compensation from the Funds.

NAME AND (AGE)               POSITION/TERM OF OFFICE            BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------               -----------------------            ------------------------------------------
Eugene C. Sit (62)           Director and Chairman since        See biographical information in Proposal One.
                             1982

Peter L. Mitchelson (59)     Director and Vice Chairman         See biographical information in Proposal One.
                             since 1982

Roger J. Sit (38)            Executive Vice President since     Executive Vice President of the Equity Funds, the
                             1998                               Funds' Adviser and the Funds' Sub-Adviser; Prior
                                                                thereto, Equity Research Analyst for Goldman Sachs
                                                                & Company from 1991 to 1998.

Michael C. Brilley (55)(1)   Director and Senior Vice           See biographical information in Proposal One.
                             President since 1984

Erik S. Anderson (57)(2, 6)  Vice President - Investments       Equity research and portfolio management of the
                             since 1991                         Funds' Adviser.

Bryce A. Doty (33)(4)        Vice President - Investments       Fixed-Income research and portfolio management of
                             since 1997                         the Funds' Adviser.

Michael P. Eckert (45)       Vice President - Institutional     Mutual Fund sales for the Funds.
                             Client Group since 1989

Paul J. Jungquist (39)(5)    Vice President - Investments       Fixed-Income research and portfolio management of
                             since 1997                         the Funds' Adviser.

Michael J. Radmer (55)       Secretary since 1985               Partner, Dorsey & Whitney LLP, the Funds' General
                                                                Counsel.

Paul  E. Rasmussen (39)      Vice President and Treasurer       Vice President and Treasurer; Vice President,
                             since 1994                         Secretary, and Controller for the Funds' Adviser and
                                                                Sub-Adviser; President and Treasurer of the Funds'
                                                                Distributor

Carla J. Rose (34)           Assistant Secretary since 1994     Vice President - Administration and Deputy
                                                                Controller of the Funds' Adviser

Shelley H. Shutes (43)       Vice President - Shareholder       Manager of shareholder services for the Funds.
                             Services since 2000

Debra A. Sit (40)(3)         Vice President - Investments       Fixed-Income research and portfolio management of
                             since 1991 and Assistant           the Funds' Adviser.
                             Treasurer since 1984

Robert W. Sit (31)(6)        Vice President since 1997          Equity research analyst of the Funds' Adviser.

Ronald D. Sit (41)(2)        Vice President since 1991          Equity research and portfolio management of the
                                                                Funds' Adviser.

(1) Sit U.S. Government Securities Fund, Inc.; Sit Money Market Fund, Inc.; and Sit Mutual Funds II, Inc. only.
(2) Sit Mid Cap Growth Fund, Inc.; Sit Large Cap Growth Fund, Inc. and Sit Mutual Funds, Inc. only.
(3) Assistant Treasurer of all Funds, Vice President - Investments of Sit U.S. Government Securities Fund, Inc.; Sit Money Market Fund, Inc. and Sit Mutual Funds II, Inc. only.
(4) Sit U.S. Government Securities Fund, Inc.; Sit Balanced Fund and Sit Bond Fund only.
(5)  Sit Money Market Fund, Inc. only.
(6)  Sit Science and Technology Growth Fund only.

SHAREHOLDER PROPOSALS FOR 2000 MEETING
       No proposals were received from shareholders this year. Any shareholder proposal for consideration at the 2001 annual meeting, which will be held in October, 2001, must be received by the Funds in writing on or before June 1, 2001.


September 15, 2000

                                       By Order of the Board of Directors,

                                       /s/ Eugene C. Sit
                                       Eugene C. Sit
                                       Chairman

                                      PROXY
                          SIT MID CAP GROWTH FUND, INC.
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MID CAP GROWTH FUND, INC.

         The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 25, 2000, at the annual meeting of shareholders of the Fund to be held on October 24, 2000, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.  Election of Directors:
    [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY
        BELOW)
              Eugene C. Sit        William E. Frenzel       John E. Hulse
              Sidney L. Jones      Peter L. Mitchelson      Donald W. Phillips
    [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

        ------------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2001.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                  Dated: ____________________________, 2000

                                  _________________________________________
                                  Signature (and title if applicable)

                                  _________________________________________
                                  Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                         SIT LARGE CAP GROWTH FUND, INC.
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT LARGE CAP GROWTH FUND, INC.

         The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Large Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 25, 2000, at the annual meeting of shareholders of the Fund to be held on October 24, 2000, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.  Election of Directors:
    [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY
        BELOW)
              Eugene C. Sit        William E. Frenzel       John E. Hulse
              Sidney L. Jones      Peter L. Mitchelson      Donald W. Phillips
    [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

        ------------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2001.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                  Dated: ____________________________, 2000

                                  _________________________________________
                                  Signature (and title if applicable)

                                  _________________________________________
                                  Signature if held jointly


  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                          SIT INTERNATIONAL GROWTH FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS, INC., OF WHICH SIT INTERNATIONAL GROWTH FUND IS A SERIES.

         The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit International Growth Fund (the "Fund"), held of record by the undersigned on August 25, 2000, at the annual meeting of shareholders of the Fund to be held on October 24, 2000, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.  Election of Directors:
    [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY
        BELOW)
              Eugene C. Sit        William E. Frenzel       John E. Hulse
              Sidney L. Jones      Peter L. Mitchelson      Donald W. Phillips
    [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

        ------------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2001.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                  Dated: ____________________________, 2000

                                  _________________________________________
                                  Signature (and title if applicable)

                                  _________________________________________
                                  Signature if held jointly


  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT BALANCED FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS, INC., OF WHICH SIT BALANCED FUND IS A SERIES.

         The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Balanced Fund (the "Fund"), held of record by the undersigned on August 25, 2000, at the annual meeting of shareholders of the Fund to be held on October 24, 2000 or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.  Election of Directors:
    [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY
        BELOW)
              Eugene C. Sit        William E. Frenzel       John E. Hulse
              Sidney L. Jones      Peter L. Mitchelson      Donald W. Phillips
    [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

        ------------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2001.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                  Dated: ____________________________, 2000

                                  _________________________________________
                                  Signature (and title if applicable)

                                  _________________________________________
                                  Signature if held jointly


  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                            SIT SMALL CAP GROWTH FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS, INC., OF WHICH SIT SMALL CAP GROWTH FUND IS A SERIES.

         The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Small Cap Growth Fund (the "Fund"), held of record by the undersigned on August 24, 2000, at the annual meeting of shareholders of the Fund to be held on October 24, 2000, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.  Election of Directors:
    [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY
        BELOW)
              Eugene C. Sit        William E. Frenzel       John E. Hulse
              Sidney L. Jones      Peter L. Mitchelson      Donald W. Phillips
    [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

        ------------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2001.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                  Dated: ____________________________, 2000

                                  _________________________________________
                                  Signature (and title if applicable)

                                  _________________________________________
                                  Signature if held jointly


  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                       SIT DEVELOPING MARKETS GROWTH FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS, INC., OF WHICH SIT DEVELOPING MARKETS GROWTH FUND IS A SERIES.

         The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Developing Markets Growth Fund (the "Fund"), held of record by the undersigned on August 24, 2000, at the annual meeting of shareholders of the Fund to be held on October 24, 2000, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.  Election of Directors:
    [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY
        BELOW)
              Eugene C. Sit        William E. Frenzel       John E. Hulse
              Sidney L. Jones      Peter L. Mitchelson      Donald W. Phillips
    [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

        ------------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2001.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                  Dated: ____________________________, 2000

                                  _________________________________________
                                  Signature (and title if applicable)

                                  _________________________________________
                                  Signature if held jointly


  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT U.S. GOVERNMENT SECURITIES FUND, INC.

         The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit U.S. Government Securities Fund, Inc. (the "Fund"), held of record by the undersigned on August 25, 2000, at the annual meeting of shareholders of the Fund to be held on October 24, 2000, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.  Election of Directors:
    [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY
        BELOW)
              Eugene C. Sit        Michael C. Brilley       William E. Frenzel
              John E. Hulse        Sidney L. Jones          Peter L. Mitchelson
              Donald W. Phillips

    [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

        ------------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending March 31, 2001.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                  Dated: ____________________________, 2000

                                  _________________________________________
                                  Signature (and title if applicable)

                                  _________________________________________
                                  Signature if held jointly


  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                  SIT BOND FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS II, INC., OF WHICH SIT BOND FUND IS A SERIES.

         The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Bond Fund (the "Fund"), held of record by the undersigned on August 25, 2000, at the annual meeting of shareholders of the Fund to be held on October 24, 2000, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.  Election of Directors:
    [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY
        BELOW)
              Eugene C. Sit        Michael C. Brilley       William E. Frenzel
              John E. Hulse        Sidney L. Jones          Peter L. Mitchelson
              Donald W. Phillips
    [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

        ------------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending March 31, 2001.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                  Dated: ____________________________, 2000

                                  _________________________________________
                                  Signature (and title if applicable)

                                  _________________________________________
                                  Signature if held jointly


  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                            SIT TAX-FREE INCOME FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS II, INC., OF WHICH SIT TAX-FREE INCOME FUND IS A SERIES.

         The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Tax-Free Income Fund (the "Fund"), held of record by the undersigned on August 25, 2000, at the annual meeting of shareholders of the Fund to be held on October 24, 2000, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.  Election of Directors:
    [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY
        BELOW)
              Eugene C. Sit        Michael C. Brilley       William E. Frenzel
              John E. Hulse        Sidney L. Jones          Peter L. Mitchelson
              Donald W. Phillips
    [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

        ------------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending March 31, 2001.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                  Dated: ____________________________, 2000

                                  _________________________________________
                                  Signature (and title if applicable)

                                  _________________________________________
                                  Signature if held jointly


  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                       SIT MINNESOTA TAX-FREE INCOME FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS II, INC., OF WHICH SIT MINNESOTA TAX-FREE INCOME FUND IS A SERIES.

         The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Minnesota Tax-Free Income Fund (the "Fund"), held of record by the undersigned on August 25, 2000, at the annual meeting of shareholders of the Fund to be held on October 24, 2000, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.  Election of Directors:
    [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY
        BELOW)
              Eugene C. Sit        Michael C. Brilley       William E. Frenzel
              John E. Hulse        Sidney L. Jones          Peter L. Mitchelson
              Donald W. Phillips
    [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

        ------------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending March 31, 2001.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                  Dated: ____________________________, 2000

                                  _________________________________________
                                  Signature (and title if applicable)

                                  _________________________________________
                                  Signature if held jointly


  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                           SIT MONEY MARKET FUND, INC.
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MONEY MARKET FUND, INC.

         The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Money Market Fund, Inc. (the "Fund"), held of record by the undersigned on August 25, 2000, at the annual meeting of shareholders of the Fund to be held on October 24, 2000, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.  Election of Directors:
    [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY
        BELOW)
              Eugene C. Sit        Michael C. Brilley       William E. Frenzel
              John E. Hulse        Sidney L. Jones          Peter L. Mitchelson
              Donald W. Phillips
    [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

        ------------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending March 31, 2001.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                  Dated: ____________________________, 2000

                                  _________________________________________
                                  Signature (and title if applicable)

                                  _________________________________________
                                  Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS, INC., OF WHICH SIT SCIENCE AND TECHNOLOGY GROWTH FUND IS A SERIES.

         The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Science and Technology Growth Fund (the "Fund"), held of record by the undersigned on August 25, 2000, at the annual meeting of shareholders of the Fund to be held on October 24, 2000, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.  Election of Directors:
    [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY
        BELOW)
              Eugene C. Sit        William E. Frenzel       John E. Hulse
              Sidney L. Jones      Peter L. Mitchelson      Donald W. Phillips
    [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

        ------------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2001.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                  Dated: ____________________________, 2000

                                  _________________________________________
                                  Signature (and title if applicable)

                                  _________________________________________
                                  Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.